UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

SA FUNDS - INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)
_________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration No.:

	(3)	Filing Party:

	(4)	Date Filed:

Solicitation Script: SA FUNDS
Toll Free Number: 844-670-2133

Inbound Greeting:
Thank you for calling the Broadridge Proxy Services Center for the SA FUNDS. My name is <Agent Name>. How may I assist you today?

General Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am a proxy voting specialist calling on behalf of the SA FUNDS to confirm you have received the proxy materials for the special meeting of shareholders scheduled for January 29, 2019. Have you received proxy materials?

Near Meeting Date Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms.<last name>. My name is (agent name) and I am a proxy voting specialist calling on behalf of the SA FUNDS to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on January 29, 2019. Have you received proxy materials?

Adjournment Outbound Greeting:
Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. __________, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of your current investment with SA FUNDS. Due to the lack of shareholder participation, special Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

Voting:
Your SA Funds board has recommended a vote IN FAVOR of the proposals. Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

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And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us back at this toll free number 1-844-670-2133.

Mr./Ms. <Shareholder’s Last Name>, your vote is important and your time is appreciated. Thank you and have a good <day, evening, night>.

If Unsure of voting or does not want to vote along with the recommendation of the Board:
Would you like me to review the proposals with you? <After review, ask them if they would like to vote now over the phone>.

If not received/Requesting material to be re-mailed:
I can resend the proxy materials to you, or if you’d like, I can review the proposals with you and record your vote immediately by phone. <Pause for response>

After review, ask them if they would like to vote now over the phone:
Your SA Funds Board recommends that you vote “FOR” the proposals. Would you like to vote along with the recommendations of the Board for all your accounts?

If they don’t want proposals reviewed:
Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will contain information for how to vote online, by mail, or by calling us back at 1-844-670-2133.

If Not Interested:
I apologize for the inconvenience. Your vote is very important, so please vote either online, by returning your proxy card, or by calling ups back at 1-844-670-2133. Thank you again for your time today, and have a wonderful day/evening.

Registered holder wants a new proxy card/or their control number <send complete contact information name, address, control #, & shares to Broadridge>:
Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, if you want to vote right now, I can record your voting instructions over the phone and it will be represented at the upcoming meeting. Your SA Funds board is recommending you vote FOR the proposals

Beneficial holder wants a new VIF/or their control number:

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Your control number can be found on your Vote Instruction Form. You can contact your financial advisor and they can arrange to have a new voting instruction form sent to you. However, if you want to vote right now, I can record your voting instructions over the phone and it will be represented at the upcoming meeting. Your SA Funds board is recommending you vote FOR the proposals.

ANSWERING MACHINE MESSAGE:
Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of the SA FUNDS. As an SA Funds shareholder, you should have received proxy material electronically or in the mail with information about the proposals that are being voted on at the special Meeting of Shareholders, to be held on January 29, 2019.

Your vote is very important. You can vote online, over the phone, or by mailing back your signed, dated proxy card in the postage-paid envelope provided. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call us toll-free at 1-844-670-2133 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:
Hello, this is the Broadridge Proxy Services Center calling with on behalf of the SA FUNDS to encourage you to vote by January 29th. Since you are a shareholder, you should have received proxy material electronically or in the mail with information about the proposals that are being voted on at the special Meeting of Shareholders, to be held on January 29, 2019. Your vote is very important. You can vote online, over the phone, or by mailing back your signed, dated proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call us toll-free at 1-844-670-2133 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 1:
Hello, this is <Fund Representative> calling you on behalf of the SA Funds to encourage you to vote by January 29th. Since you are a shareholder, you should have received proxy material electronically or in the mail with information about the proposals that are being voted on at the special Meeting of Shareholders, to be held on January 29, 2019.

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Your vote is very important. You can vote online, over the phone, or by mailing back your signed and dated proxy card in the postage-paid envelope provided. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call us toll-free at 1-844-670-2133 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 2:
Hello, this is <Fund Representative> calling you on behalf of the SA Funds to encourage you to vote by January 29th. Since you are a shareholder, you should have received proxy material electronically or in the mail with information about the proposals that are being voted on at the special Meeting of Shareholders, to be held on January 29, 2019. The meeting date is fast approaching, and we need your help voting. Please vote online, call in your vote, or vote by mailing your signed and dated proxy card in the postage-paid envelope provided. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call us toll-free at 1-844-670-2133 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

FUND RECORDED ANSWERING MACHINE MESSAGE 3:

Hello, this is <Fund Representative> calling you on behalf of the SA Funds to encourage you to vote by January 29th. Since you are a shareholder, you have probably already received several messages concerning this special meeting either electronically, by mail or by phone. The meeting date is just a few days away and we need your vote. Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 1-844-670-2133 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. To submit your vote for the SA Funds through our automated system, please call 800-690-6903. That number again is 800-690-6903. If you would still like to speak with a live representative, please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

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INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the SA Funds directly. Thank you and have a nice day.

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